                                                   [LOGO OMITTED]
                                                    -------------
                                                        FTI
                                                    -------------
                                                       FUNDS
                                                    -------------


                                                    ANNUAL REPORT
                                                   TO SHAREHOLDERS
                                                    -------------


                                                  NOVEMBER 30, 2002

                                                    -------------
                                                    -------------
                                                      Fiduciary
                                                    -------------
                                                       Trust
                                                    -------------
                                                    International
                                                    -------------
                                                    -------------
                                                    -------------


[GRAPHICS OMITTED]

Not part of the Annual Report

PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering the fiscal year from December 1, 2001, through November 30, 2002.

Each Fund report contains an economic review by the Fund's portfolio manager covering market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, is included in this annual report.

The year under review was an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, instability at home and abroad roiled global stock markets while severely testing investors' trust and patience. During this time, value stocks generally outperformed their growth counterparts.

FTI EUROPEAN SMALLER COMPANIES FUND gives investors the opportunity to further diversify their assets outside of the U.S. by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.* During the one-year reporting period, the Fund produced a total return of -23.51%, a result of the share value decrease from $6.89 to $5.27.** At the end of the reporting period, net assets totaled nearly $15.0 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included Kraft Foods, Washington Mutual and Procter & Gamble.*** During the reporting period, the Fund produced a -16.93% total return as a result of a share value decline from $7.21 to $5.65.** The Fund paid income totaling $0.047 per share. At the end of the reporting period, net assets totaled nearly $61.0 million.

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.**** During the reporting period, the Fund produced a -26.65% total return due to a share price decline from $18.71 to $12.47.** At the end of the reporting period, net assets totaled nearly $60.0 million.

--------------------------------------------------------------------------------


I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/S/ SIGNATURE
Gregory E. Johnson
President



   * FUNDS THAT INVEST A SIGNIFICANT PORTION OF THEIR ASSETS IN A PARTICULAR GEOGRAPHIC REGION MAY BE SUBJECT TO GREATER CURRENCY RISK AND MORE SUSCEPTIBLE TO ADVERSE IMPACT FROM ACTIONS OF FOREIGN GOVERNMENTS.
  ** PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 *** THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS.
**** SMALL CAPITALIZATION STOCKS HAVE HISTORICALLY EXPERIENCED GREATER VOLATILITY THAN AVERAGE.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

INVESTMENT REVIEW
-------------------------------------------------------------------------------


FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE
For the 12-month period ended November 30, 2002, FTI European Smaller Companies Fund declined 23.51%* while its benchmark, the HSBC Smaller European Companies Index, fell 8.89%.** The Fund's performance relative to the index was driven by industry weightings, and was influenced by our growth-oriented investing style.

The Fund's industry weightings reflect an investment process that consistently focuses on dynamic long-term growth. Our performance was helped by stock selection in the health technology sector, and in particular medical specialties stocks, which were a consistent source of strength despite the economy's ups and downs. Select securities within the consumer durables and non-durables sectors added value, including Italian home electronics companies DeLonghi and Merloni, boat manufacturer Ferretti, and Puma, a German footwear/sporting apparel company.*** Conversely, our large stake in electronic technology and technology services companies dampened Fund performance, as these were among the market's worst performing areas during the year. In particular, our semiconductor-related and specialized enterprise software company stocks experienced deeply negative returns. Our overweighting in advertising and marketing services stocks also had a negative impact on results, as did a lack of holdings in financial services issues, one of the areas that benefited from investors' generally defensive stance.


MARKET REVIEW
Despite numerous positive economic indicators over the Fund's fiscal year, solid economic recovery remained elusive, with many indicators offering mixed data. Early in 2002, many economic forecasters may have become too optimistic too soon, as by period-end recovery appeared further off than anticipated. Volatile stock market performance reflected these concerns, particularly in 2002's third quarter, which was the worst since the crash of 1987 for most global equity markets.

One primary cause of equity investors' highly pessimistic stance was the continued news of improper accounting practices and malfeasance in corporate governance. Even with these concerns slowly abating, the likelihood remained that a recovery in business spending and employment would take longer than expected. Following steep declines in September, stock markets rallied impressively through most of October and November, based largely on the recognition that markets were highly oversold, even in light of a moderate recovery. A majority of the sectors in the HSBC Smaller European Companies Index showed losses over the year, with gains limited to the market's more defensive areas. Those industries linked to consumer spending also fared well, with consumer resiliency among the few remaining positive economic forces during the 12-month period. This trend aided consumer durables, retail, finance and non-energy minerals stocks. Sectors with a higher sensitivity to the ebb and flow of business spending, such as technology services, electronic technology, commercial services and telecommunications, showed the steepest declines as many businesses curbed capital initiatives to run leaner. In general, these sectors declined sharply from the beginning of the reporting period through the end of 2002's third quarter, before rebounding in October and November.

Growth and value stocks' relative performance over the year reflected investors' move into the economy's more defensive sectors, with value showing stronger relative performance. Although the performance spread between the two styles narrowed toward period-end, return differences were extreme at certain points in the Fund's fiscal year.

-------------------------------------------------------------------------------

Concern over the strength and timing of recoveries in the economy and corporate profitability led investors to discount stocks most leveraged to future growth. Market participants apparently were drawn to small capitalization stocks as a result of compelling valuations, and to stocks of companies showing stable and visible earnings, characteristics more typical of value stocks. Consequently, a wide discrepancy in style performance and investor preference affected the Fund's relative performance during the year under review.


INVESTMENT OUTLOOK & STRATEGY
Although it was a difficult year, our research efforts continue to generate new ideas. Lately, we believe valuations for many of Europe's well-managed small companies remain compelling. At the same time, parts of Europe are clearly at risk of a "double-dip" economic downturn, and visibility into some countries' economic progress continues to be problematic. In such an environment, we must take care to determine whether business models will remain effective. We view growth on a relative basis, with earnings visibility and likely margin evolution now key drivers of our industry focus, alongside ongoing long-term secular themes. The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization European companies with industry-leading proprietary products, sustainable margins and strong balance sheets. It is important to remember that international investing involves special risks including currency risk, potentially increased volatility of foreign securities, and differences in auditing and other financial standards.





--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. For updated portfolio information, please call 1-800/321-8563. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

   * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  ** SOURCE: STANDARD & POOR'S MICROPAL. THE HSBC SMALLER EUROPEAN COMPANIES INDEX COMPRISES ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE INDEX COMPOSITION IS UPDATED QUARTERLY. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.
 *** THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS.

-------------------------------------------------------------------------------

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE
FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2002, was -16.93%.* The Standard & Poor's 500 Composite Stock Index (S&P 500) had a -17.23% total return for the same period.**

An important factor in the Fund's performance was the sizable cash position during much of the period. After hitting lows in early October, equities staged a minor rally, and we increased our equity exposure. Cash, which averaged about 13% of total net assets prior to the rally, decreased to 8% by November 30, 2002. The Fund's sector exposure also helped performance, with its energy and consumer non-durable sectors performing better than the overall index.

MARKET REVIEW
The 12 months ended November 30, 2002, was a difficult period for equity markets and Fiduciary Large Capitalization Growth and Income Fund. The specter of war in Iraq and lingering fear of more terrorist attacks drove many investors out of stocks and into the perceived safety of such investment vehicles as U.S. government bonds.

U.S. gross domestic product (GDP), a good measure of the country's overall economic health, rose modestly during the Fund's fiscal year and painted a picture of a tepid economy making gradual progress toward recovery. However, GDP growth appeared to be slowing again toward period-end. Moreover, several high-profile corporate and accounting scandals during the period contributed to falling investor confidence and to increased skepticism about companies' earnings quality. These issues, combined with continued earnings estimates cuts and the uncertain economic recovery, led to equity market weakness and lower valuations.

-------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY
At period-end, we believe the building blocks for economic recovery are in place, along with the apparent political will to provide additional monetary and fiscal stimulus, if necessary. In our opinion, President Bush's strong showing in the recent elections and decisive revamping of his economic team raise the probability for tax cuts in 2003. War in Iraq, no matter how brief, may shake already fragile investor confidence; however, we believe it would not interrupt the economic recovery. Therefore, the Fund appears well-positioned to benefit from such a recovery, particularly in the manufacturing and industrial sectors. Similarly, the Fund maintains limited exposure to areas of consumption we believe may slow in 2003, such as housing, automobiles and retail.

During the Fund's fiscal year, equity valuations by several measures returned to attractive levels, substantially lessening the risk of the Fund's increasing equity exposure. Going forward, we believe it may be rewarding to invest the Fund's remaining cash position, and at period-end we find several companies in the technology and health care sectors to be attractively priced.



-------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. For updated portfolio information, please call 1-800/321-8563. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
-------------------------------------------------------------------------------



 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** SOURCE: STANDARD & POOR'S MICROPAL. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

-------------------------------------------------------------------------------


FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE
For the 12 months ended November 30, 2002, FTI Small Capitalization Equity Fund declined 26.65%* while the Russell 2000(R) Growth Index of small cap growth stocks fell 20.43%.**

The Fund's investments in the health care sector, particularly in pharmaceutical and biotechnology companies, negatively affected relative performance the most. These issues performed poorly primarily in 2002's first half, but generally recovered in the third quarter. Our consumer discretionary holdings in retail, distributors and media stocks also hurt performance significantly, although hotel, restaurant and leisure stocks helped. Specific consumer staples holdings, as well as our overweighting of this sector, contributed positively to returns. Industrial sector shares also benefited the Fund.


MARKET REVIEW
During the 12 months ended November 30, 2002, equity markets showed significant volatility as investors were unsure of the strength of a predicted economic recovery and its impact on capital spending and corporate earnings. Despite positive leading indicators at many points over the past year, a true economic recovery remained elusive, with reports continuing to be mixed. Equity markets reflected these concerns, and in the third quarter of 2002, most global equity markets performed the worst since the crash of 1987. Throughout most of the period, investors fled to the perceived safety of more defensive stocks that tend to perform well during periods of extreme market volatility.

Growth-oriented stocks suffered as these stocks implicitly rely on future returns -- something investors appeared hesitant to put faith in during the Fund's fiscal year. The technology sector remained the most volatile, rallying when investors became excited about economic recovery prospects, and subsequently declining when news emerged questioning the recovery's strength and timing. Over the reporting period, small and large cap stocks declined. However, within the small cap universe, value-oriented stocks declined substantially less than growth-oriented stocks since November 30, 2001.


INVESTMENT OUTLOOK & STRATEGY
Despite the sharp equity market downturn, the fundamental economic situation was not entirely negative. During the period under review, U.S. consumers benefited from lower interest rates and favorable credit terms. Discretionary income growth also rose in conjunction with a record number of mortgage refinancings. Average income and the average hourly wage increased 4.5% and 2.9%. Considering these factors, it is not surprising that consumers propelled the nascent economic recovery, keeping gross domestic product growth at a healthy 3.4% average annualized rate through the third quarter of 2002.

It is important to keep in mind that at turning points not all economic indicators are positive, as was the case during the Fund's fiscal year. Consumers reacted positively to economic incentives, spending mostly for either a car or home. However, non-auto retail sales faltered in the important back-to-school season. So far unemployment levels have remained low relative to past economic cycles and appeared to be stabilizing. Yet in a prolonged low-growth, low-pricing power environment where corporations struggle to achieve profit growth, cost cutting will remain a concern. Low business confidence caused a postponement of capital expenditures and inventory rebuilding. As a

-------------------------------------------------------------------------------

result, the technology sector experienced limited capital spending recovery, with government information technology spending providing some support. We believe this sector should see some relief in the next few years if business confidence and spending recover from current lows.

Looking forward, our research efforts will seek to identify companies at compelling valuations relative to their potential growth rates. In our opinion, these companies' fundamentals remain largely intact, and many appear to be victims of short-term investor concerns that ignore future growth potential. By many measures, equity market prices continue to reflect investor pessimism. Along with nearly identical declines for small cap growth and value stocks in the third quarter, this seems to confirm to us that the growth bubble has deflated and smaller growth companies are selling at reasonable relative valuations. The fourth quarter has historically been a time of seasonal outperformance for small cap growth stocks, and we saw this occur moderately in October and November. We continue to believe that a long-term strategic allocation to this asset class provides significant diversification benefits and exposure to the economy's most entrepreneurial and high growth companies.





--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. For updated portfolio information, please call 1-800/321-8563. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** SOURCE: STANDARD & POOR'S MICROPAL. THE RUSSELL 2000 GROWTH INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

FTI EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN FTI EUROPEAN SMALLER COMPANIES FUND The graph below illustrates the hypothetical investment of $10,000* in FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2002, compared with the HSBC Smaller European Companies Index.+


[graphic omitted]

edgar representation of data points used in printed graphic as follows:



                               FTI EUROPEAN               HSBC SMALLER
                            SMALLER COMPANIES          EUROPEAN COMPANIES
                                  FUND                       INDEX
1/2/01                          $10,000                     $10,000
1/31/01                         $10,079                     $10,175
2/28/01                          $9,236                      $9,734
3/31/01                          $8,076                      $8,664
4/30/01                          $8,632                      $9,029
5/31/01                          $8,492                      $8,596
6/30/01                          $7,736                      $8,001
7/31/01                          $7,364                      $7,991
8/31/01                          $7,358                      $7,980
9/30/01                          $6,254                      $6,746
10/31/01                         $6,531                      $7,183
11/30/01                         $6,852                      $7,754
12/31/01                         $6,964                      $7,700
1/31/02                          $6,859                      $7,664
2/28/02                          $6,836                      $7,623
3/31/02                          $7,151                      $8,050
4/30/02                          $7,089                      $8,247
5/31/02                          $7,151                      $8,345
6/30/02                          $6,843                      $8,134
7/31/02                          $5,939                      $7,369
8/31/02                          $5,670                      $7,234
9/30/02                          $4,851                      $6,207
10/31/02                         $5,027                      $6,649
11/30/02                         $5,270                      $7,065



  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002*
     1 Year ........................................................    -23.51%
     Start of Performance (1/2/01) .................................    -28.50%

  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002*
     1 Year ........................................................    -25.24%
     Start of Performance (1/2/01) .................................    -27.62%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; RECENT RETURNS MAY DIFFER. THE FUND'S PERFORMANCE WILL BE UPDATED EACH QUARTER. PLEASE CALL 1-800/321-8563 FOR AN UPDATE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* TOTAL RETURN REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. IN ACCORDANCE WITH SEC RULES, WE PROVIDE STANDARDIZED AVERAGE ANNUAL TOTAL RETURN INFORMATION THROUGH THE LATEST CALENDAR QUARTER.
+ SOURCE: STANDARD & POOR'S MICROPAL. THE HSBC SMALLER EUROPEAN COMPANIES INDEX IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE HSBC SMALLER EUROPEAN COMPANIES INDEX COMPRISES ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE INDEX COMPOSITION IS UPDATED QUARTERLY. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2002, compared with the Standard & Poor's 500 Composite Index (S&P 500).+

[graphic omitted]

edgar representation of data points used in printed graphic as follows:

DATE        FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND               S&P 500 Index
----        -----------------------------------------------               -------------
12/11/98                      $10,000                                         $10,000
12/31/98                      $10,691                                         $10,372
1/31/99                       $10,751                                         $10,806
2/28/99                       $10,221                                         $10,469
3/31/99                       $10,591                                         $10,888
4/30/99                       $11,041                                         $11,310
5/31/99                       $10,711                                         $11,043
6/30/99                       $11,400                                         $11,656
7/31/99                       $11,149                                         $11,292
8/31/99                       $11,149                                         $11,236
9/30/99                       $10,848                                         $10,928
10/31/99                      $11,349                                         $11,619
11/30/99                      $11,419                                         $11,855
12/31/99                      $11,591                                         $12,554
1/31/00                       $11,150                                         $11,923
2/29/00                       $10,895                                         $11,698
3/31/00                       $11,770                                         $12,842
4/30/00                       $11,758                                         $12,455
5/31/00                       $11,746                                         $12,200
6/30/00                       $12,129                                         $12,502
7/31/00                       $11,734                                         $12,306
8/31/00                       $12,663                                         $13,071
9/30/00                       $11,832                                         $12,381
10/31/00                      $11,984                                         $12,329
11/30/00                      $11,193                                         $11,357
12/31/00                      $11,393                                         $11,413
1/31/01                       $11,407                                         $11,818
2/28/01                       $10,453                                         $10,741
3/31/01                        $9,780                                         $10,061
4/30/01                       $10,384                                         $10,842
5/31/01                       $10,581                                         $10,915
6/30/01                       $10,173                                         $10,650
7/31/01                       $10,117                                         $10,545
8/31/01                        $9,850                                          $9,886
9/30/01                        $9,289                                          $9,088
10/31/01                       $9,599                                          $9,262
11/30/01                      $10,162                                          $9,972
12/31/01                      $10,153                                         $10,060
1/31/02                        $9,916                                          $9,913
2/28/02                        $9,871                                          $9,722
3/31/02                       $10,198                                         $10,087
4/30/02                        $9,528                                          $9,476
5/31/02                        $9,424                                          $9,407
6/30/02                        $8,500                                          $8,737
7/31/02                        $7,949                                          $8,056
8/31/02                        $8,024                                          $8,109
9/30/02                        $7,321                                          $7,228
10/31/02                       $7,994                                          $7,864
11/30/02                       $8,442                                          $8,326

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002*
   1 Year ..........................................................    -16.93%
   3 Year ..........................................................     -9.58%
   Start of Performance (12/11/98) .................................     -4.18%

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002*
   1 Year ..........................................................    -21.33%
   3 Year ..........................................................    -11.67%
   Start of Performance (12/11/98) .................................     -5.39%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; RECENT RETURNS MAY DIFFER. THE FUND'S PERFORMANCE WILL BE UPDATED EACH QUARTER. PLEASE CALL 1-800/321-8563 FOR AN UPDATE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* TOTAL RETURN REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. IN ACCORDANCE WITH SEC RULES, WE PROVIDE STANDARDIZED AVERAGE ANNUAL TOTAL RETURN INFORMATION THROUGH THE LATEST CALENDAR QUARTER.
+ SOURCE: STANDARD & POOR'S MICROPAL. THE S&P 500 IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2002, compared with the Russell 2000 Growth Index
(RUS2).+

[graphic omitted]

edgar representation of data points used in printed graphic as follows:

Date                      FTI Small Capitalization Equity Fund         Russell 2000 Growth Index
----                      ------------------------------------         -------------------------
12/22/95                            $10,000                                        $10,000
12/31/95                            $10,000                                        $10,064
01/31/96                            $10,130                                         $9,980
02/29/96                            $10,650                                        $10,436
03/31/96                            $11,030                                        $10,642
04/30/96                            $11,920                                        $11,460
05/31/96                            $12,150                                        $12,047
06/30/96                            $11,800                                        $11,264
07/31/96                            $10,910                                         $9,889
08/31/96                            $11,561                                        $10,621
09/30/96                            $12,301                                        $11,168
10/31/96                            $12,041                                        $10,686
11/30/96                            $12,081                                        $10,983
12/31/96                            $12,340                                        $11,198
01/31/97                            $12,170                                        $11,478
02/28/97                            $11,430                                        $10,784
03/31/97                            $10,740                                        $10,023
04/30/97                            $10,689                                         $9,907
05/31/97                            $12,219                                        $11,396
06/30/97                            $12,999                                        $11,782
07/31/97                            $13,849                                        $12,385
08/31/97                            $14,048                                        $12,757
09/30/97                            $15,539                                        $13,775
10/31/97                            $14,819                                        $12,947
11/30/97                            $14,369                                        $12,639
12/31/97                            $14,534                                        $12,646
01/31/98                            $14,226                                        $12,478
02/28/98                            $15,508                                        $13,580
03/31/98                            $16,288                                        $14,149
04/30/98                            $16,134                                        $14,235
05/31/98                            $14,842                                        $13,200
06/30/98                            $15,385                                        $13,335
07/31/98                            $14,462                                        $12,222
08/31/98                            $11,098                                         $9,401
09/30/98                            $12,073                                        $10,354
10/31/98                            $12,586                                        $10,895
11/30/98                            $13,601                                        $11,740
12/31/98                            $14,977                                        $12,802
01/31/99                            $16,269                                        $13,379
02/28/99                            $14,658                                        $12,154
03/31/99                            $15,346                                        $12,587
04/30/99                            $15,911                                        $13,699
05/31/99                            $15,429                                        $13,720
06/30/99                            $16,988                                        $14,443
07/31/99                            $17,070                                        $13,997
08/31/99                            $17,531                                        $13,474
09/30/99                            $17,992                                        $13,734
10/31/99                            $19,203                                        $14,085
11/30/99                            $21,346                                        $15,574
12/31/99                            $25,354                                        $18,320
01/31/00                            $25,299                                        $18,149
02/29/00                            $30,743                                        $22,373
03/31/00                            $29,040                                        $20,021
04/30/00                            $25,477                                        $17,999
05/31/00                            $24,570                                        $16,423
06/30/00                            $27,528                                        $18,544
07/31/00                            $26,498                                        $16,955
08/31/00                            $28,941                                        $18,739
09/30/00                            $28,762                                        $17,807
10/31/00                            $27,373                                        $16,362
11/30/00                            $23,530                                        $13,390
12/31/00                            $26,130                                        $14,210
01/31/01                            $25,132                                        $15,359
02/28/01                            $23,340                                        $13,254
03/31/01                            $21,076                                        $12,049
04/30/01                            $22,857                                        $13,524
05/31/01                            $22,946                                        $13,837
06/30/01                            $23,618                                        $14,215
07/31/01                            $22,295                                        $13,003
08/31/01                            $20,828                                        $12,190
09/30/01                            $18,117                                        $10,222
10/31/01                            $19,562                                        $11,206
11/30/01                            $20,963                                        $12,142
12/31/01                            $22,057                                        $12,898
01/31/02                            $21,230                                        $12,439
02/28/02                            $19,922                                        $11,634
03/31/02                            $21,106                                        $12,645
04/30/02                            $20,156                                        $12,372
05/31/02                            $18,590                                        $11,648
06/30/02                            $17,209                                        $10,660
07/31/02                            $15,100                                         $9,022
08/31/02                            $15,224                                         $9,017
09/30/02                            $14,054                                         $8,366
10/31/02                            $14,720                                         $8,790
11/30/02                            $15,376                                         $9,661


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002*
    1 Year .........................................................    -26.65%
    5 Year .........................................................      1.36%
    Start of Performance (12/22/95) ................................      6.39%

  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002*
    1 Year .........................................................    -35.44%
    5 Year .........................................................     -0.41%
    Start of Performance (12/22/95) ................................      5.16%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; RECENT RETURNS MAY DIFFER. THE FUND'S PERFORMANCE WILL BE UPDATED EACH QUARTER. PLEASE CALL 1-800/321-8563 FOR AN UPDATE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* TOTAL RETURN REPRESENTS THE CUMULATIVE OR AVERAGE ANNUAL CHANGE IN VALUE, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE RETURNS SMOOTH OUT VARIATIONS IN RETURNS, WHICH CAN BE SIGNIFICANT; THEY ARE NOT THE SAME AS YEAR-BY-YEAR RESULTS. IN ACCORDANCE WITH SEC RULES, WE PROVIDE STANDARDIZED AVERAGE ANNUAL TOTAL RETURN INFORMATION THROUGH THE LATEST CALENDAR QUARTER.
+ SOURCE: STANDARD & POOR'S MICROPAL. THE RUSSELL 2000 GROWTH INDEX IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE RUSSELL 2000 GROWTH INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

FTI FUNDS
FINANCIAL HIGHLIGHTS
EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                                                                                                   YEAR ENDED
                                                                                                   NOVEMBER 30,
                                                                                               ---------------------
                                                                                                 2002        2001 c
                                                                                               ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................................        $6.89      $10.00
                                                                                               ---------------------
Income from investment operations:
 Net investment income (loss) a ........................................................         (.01)       (.02)
 Net realized and unrealized losses ....................................................        (1.61)      (3.09)
                                                                                               ---------------------
Total from investment operations .......................................................        (1.62)      (3.11)
                                                                                               ---------------------
Net asset value, end of year ...........................................................        $5.27       $6.89
                                                                                               ---------------------

Total return b .........................................................................     (23.51)%    (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................................      $14,970     $14,495
Ratios to average net assets:
 Expenses ..............................................................................        1.20%       1.20% d
 Expenses excluding waiver and payments by affiliate ...................................        1.61%       2.62% d
 Net investment income (loss) ..........................................................       (.14)%      (.28)% d
Portfolio turnover rate ................................................................      131.90%      82.43%


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period January 2, 2001 (effective date) to November 30, 2001. d Annualized

                       See notes to financial statements.

FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002

   EUROPEAN SMALLER COMPANIES FUND                                         INDUSTRY         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 89.4%
   DENMARK 1.6%
   Radiometer AS, B ..............................................     Health Technology      5,925   $  238,902
                                                                                                      ----------
   FINLAND 8.5%
   Huhtamaki OY ..................................................    Process Industries     28,560      262,793
   Instrumentarium Corp. .........................................     Health Technology     12,830      357,353
   KCI Konecranes International PLC ..............................  Producer Manufacturing    6,085      138,312
   Nokian Renkaat OYJ ............................................     Consumer Durables      5,700      181,555
   Uponor OY .....................................................  Producer Manufacturing   10,430      194,017
   Yit-Yhtyma OYJ ................................................    Industrial Services     8,500      143,741
                                                                                                      ----------
                                                                                                       1,277,771
                                                                                                      ----------
   FRANCE 11.8%
   April Group ...................................................          Finance          13,260      230,172
   Beneteau ......................................................     Consumer Durables      5,890      270,103
   Bonduelle SCA .................................................   Consumer Non-Durables    3,880      258,595
a  MEDIDEP SA ....................................................      Health Services      16,000      254,655
a  Neopost SA ....................................................  Producer Manufacturing    6,955      193,717
   NRJ Group......................................................     Consumer Services      9,880      176,906
   Remy Cointreau SA .............................................   Consumer Non-Durables    6,870      203,651
   Sr Teleperformance ............................................    Commercial Services     8,657      181,875
                                                                                                      ----------
                                                                                                       1,769,674
                                                                                                      ----------
   GERMANY 6.9%
   Beru AG .......................................................  Producer Manufacturing    5,020      216,224
   Puma AG .......................................................   Consumer Non-Durables    5,510      372,712
a  Singulus Technologies AG ......................................  Producer Manufacturing   10,620      181,176
   Stada Arzneimittel AG .........................................     Health Technology      6,800      259,749
                                                                                                      ----------
                                                                                                       1,029,861
                                                                                                      ----------
   GREECE 1.1%
   Titan Cement Co. ..............................................    Non-Energy Minerals     4,680      171,226
                                                                                                      ----------
   IRISH REPUBLIC 4.6%
   Fyffes PLC ....................................................   Distribution Services  150,370      201,933
   Grafton Group .................................................   Distribution Services   61,340      222,715
   Jurys Doyle Hotel Group PLC ...................................     Consumer Services     18,700      131,701
   United Drug PLC ...............................................   Distribution Services   10,810      129,039
                                                                                                      ----------
                                                                                                         685,388
                                                                                                      ----------
   ITALY 12.5%
   Cassa Di Risparmio Di Firenze SpA .............................          Finance          11,390       14,344
   Davide Campari-Milano SpA .....................................   Consumer Non-Durables    6,660      196,101
   De Longhi SpA .................................................     Consumer Durables     49,978      248,080
   Gruppo Editoriale L'espresso ..................................     Consumer Services     60,891      236,833

FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (CONT.)


   EUROPEAN SMALLER COMPANIES FUND                                         INDUSTRY         SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ITALY (CONT.)
   Industria Macchine Automatiche SpA ............................  Producer Manufacturing   11,390   $  141,514
   Merloni Elettrodomestici SpA ..................................     Consumer Durables     25,238      267,122
   Permasteelisa SpA .............................................    Industrial Services    16,605      261,807
   Recordati SpA .................................................     Health Technology     10,930      244,633
   Saeco International Group SpA .................................     Consumer Durables     75,450      263,439
                                                                                                     -----------
                                                                                                       1,873,873
                                                                                                     -----------
   NETHERLANDS 1.9%
   IHC Caland NV .................................................    Industrial Services     5,109      246,485
a  Qiagen NV .....................................................     Health Technology      4,610       29,965
                                                                                                     -----------
                                                                                                         276,450
                                                                                                     -----------
   NORWAY 3.7%
   Ekornes ASA ...................................................     Consumer Durables     15,560      189,096
   Tandberg ASA ..................................................   Electronic Technology   26,030      358,988
                                                                                                     -----------
                                                                                                         548,084
                                                                                                     -----------
   SPAIN 6.6%
a  Baron De Ley SA ...............................................   Consumer Non-Durables    7,700      199,761
   Enagas SA .....................................................    Industrial Services    44,680      257,338
a  Grupo Auxiliar Metalurgico SA (GAMESA) ........................   Electronic Technology   13,920      265,168
   Zardoya Otis SA ...............................................  Producer Manufacturing   21,556      261,602
                                                                                                     -----------
                                                                                                         983,869
                                                                                                     -----------
   SWEDEN 10.1%
   Axfood AB .....................................................       Retail Trade        13,945      262,276
a  Elekta AB, B ..................................................     Health Technology     28,470      288,929
   Getinge AB, B .................................................     Health Technology     10,760      212,462
   Hoganas AB, B .................................................    Non-Energy Minerals     8,610      165,260
a  Intrum Justitia AB ............................................    Commercial Services    55,004      260,902
   Munters AB ....................................................  Producer Manufacturing   14,942      320,585
                                                                                                     -----------
                                                                                                       1,510,414
                                                                                                     -----------
   SWITZERLAND 6.8%
   Geberit AG ....................................................  Producer Manufacturing      770      220,349
   Lindt & Spruengli Chocolate Works Ltd. ........................   Consumer Non-Durables       35      197,014
a  Logitech International SA .....................................   Electronic Technology    7,150      261,967
   Straumann Holding AG ..........................................     Health Technology      4,560      344,290
                                                                                                     -----------
                                                                                                       1,023,620
                                                                                                     -----------
   UNITED KINGDOM 13.3%
   Aegis Group PLC ...............................................    Commercial Services   201,130      267,581
   Balfour Beatty PLC ............................................    Industrial Services    93,930      242,253


FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (CONT.)


   EUROPEAN SMALLER COMPANIES FUND                                         INDUSTRY          SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   Enterprise Inns PLC ...........................................     Consumer Services     22,350  $   192,837
   GARBAN-INTERCAPITAL PLC .......................................          Finance          14,415      222,953
   HIT Entertainment PLC .........................................     Consumer Services     82,975      340,204
   London Stock Exchange PLC .....................................          Finance          27,000      134,439
   Luminar PLC ...................................................     Consumer Services     19,010      134,588
   MFI Furniture Group PLC .......................................     Consumer Durables    100,780      189,746
   Taylor & Francis Group PLC ....................................     Consumer Services     34,550      266,113
                                                                                                     -----------
                                                                                                       1,990,714
                                                                                                     -----------
   TOTAL COMMON STOCKS (COST $12,743,342).........................                                    13,379,846
                                                                                                     -----------
   PREFERRED STOCKS (COST $269,488) 1.8%
   GERMANY
   Krones AG, pfd. ...............................................  Producer Manufacturing    5,050      268,756
                                                                                                     -----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $13,012,830)                                   13,648,602
                                                                                                     -----------


                                                                                          PRINCIPAL
                                                                                            AMOUNT
                                                                                          ---------
   REPURCHASE AGREEMENT 2.0%
 b Dresdner Kleinwort Wasserstein Securities LLC., 1.30%, 12/02/02,
   (Maturity Value $309,033) (COST $309,000)......................                         $309,000      309,000
                                                                                                     -----------
   Collateralized by U.S. Treasury Bills, Notes and Bonds, and
   U.S. Government Agency Securities
   TOTAL INVESTMENTS (COST $13,321,830) 93.2% ....................                                    13,957,602
   OTHER ASSETS, LESS LIABILITIES 6.8% ...........................                                     1,012,057
                                                                                                     -----------
   NET ASSETS 100.0% .............................................                                   $14,969,659
                                                                                                     -----------


a Non-income producing
b See note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FTI FUNDS
FINANCIAL HIGHLIGHTS
LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                      ---------------------------------------------
                                                                           2002        2001       2000        1999c
                                                                      ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................          $7.21       $9.63     $11.39      $10.00
                                                                      ---------------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................            .04a        .04a       .03         .04a
 Net realized and unrealized gains (losses) ....................          (1.19)       (.81)      (.22)       1.38
                                                                      ---------------------------------------------
Total from investment operations ...............................          (1.15)       (.77)      (.19)       1.42
                                                                      ---------------------------------------------
Less distributions from:
 Net investment income .........................................           (.05)       (.04)      (.03)       (.03)
 Net realized gains ............................................           (.36)      (1.61)     (1.54)         --
                                                                      ---------------------------------------------
Total distributions ............................................           (.41)      (1.65)     (1.57)       (.03)
                                                                      ---------------------------------------------
Net asset value, end of year ...................................          $5.65       $7.21      $9.63      $11.39
                                                                      ---------------------------------------------

Total return b .................................................       (16.93)%d    (9.22)%    (1.98)%      14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $60,904     $74,634    $87,052     $99,887
Ratios to average net assets:
 Expenses ......................................................          1.03%       1.03%       .97%       1.08%e
 Expenses excluding waiver and payments by affiliate ...........          1.10%       1.09%      1.02%       1.11%e
 Net investment income (loss) ..................................           .73%        .61%       .28%        .37%e
Portfolio turnover rate ........................................         64.46%      37.59%      8.74%      60.59%




a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period December 11, 1998 (effective date) to November 30, 1999.
d The Fund's advisor fully reimbursed the fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by .15%.
e Annualized
                       See notes to financial statements.

FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002

   LARGE CAPITALIZATION GROWTH AND INCOME FUND                                              SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.2%
   CONSUMER NON-DURABLES 8.0%
   International Flavors & Fragrances Inc. ...........................................      49,000   $1,617,980
   Kraft Foods Inc., A................................................................      41,000    1,539,960
   Procter & Gamble Co. ..............................................................      20,000    1,680,000
                                                                                                    -----------
                                                                                                      4,837,940
                                                                                                    -----------
   CONSUMER SERVICES 5.5%
a  Clear Channel Communications Inc. .................................................      40,000    1,738,400
a  Liberty Media Corp., A ............................................................      37,960      400,858
a  Viacom Inc., A ....................................................................      26,000    1,222,000
                                                                                                    -----------
                                                                                                      3,361,258
                                                                                                    -----------
   ELECTRONIC TECHNOLOGY 11.3%
a  Analog Devices Inc. ...............................................................      53,000    1,626,570
a  Cisco Systems Inc. ................................................................      90,000    1,342,800
a  Corning Inc. ......................................................................     194,000      859,420
   Intel Corp. .......................................................................      90,000    1,879,200
   Raytheon Co. ......................................................................      40,000    1,166,800
                                                                                                    -----------
                                                                                                      6,874,790
                                                                                                    -----------
   ENERGY MINERALS 8.4%
   BP PLC, ADR (United Kingdom) ......................................................      60,000    2,352,600
   Exxon Mobil Corp. .................................................................      80,000    2,784,000
                                                                                                    -----------
                                                                                                      5,136,600
                                                                                                    -----------
   FINANCE 16.9%
   American International Group Inc. .................................................      22,000    1,433,300
   Bank of America Corp. .............................................................      18,000    1,261,440
   Citigroup Inc. ....................................................................      35,000    1,360,800
   Fifth Third Bancorp ...............................................................      20,000    1,120,000
   Marsh & McLennan Cos. Inc. ........................................................      28,000    1,321,600
   St. Paul Cos. Inc. ................................................................       3,000      111,720
   Unitrin Inc. ......................................................................      38,000    1,172,300
   Washington Mutual Inc. ............................................................      35,000    1,259,300
   XL Capital Ltd., A (Bermuda) ......................................................      15,000    1,241,100
                                                                                                    -----------
                                                                                                     10,281,560
                                                                                                    -----------

   HEALTH TECHNOLOGY 14.1%
   Abbott Laboratories ...............................................................      27,000    1,182,060
a  Amgen Inc. ........................................................................      26,000    1,227,200
   Johnson & Johnson .................................................................      56,200    3,204,524
   Merck & Co. Inc. ..................................................................      50,000    2,970,500
                                                                                                    -----------
                                                                                                      8,584,284
                                                                                                    -----------

FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (CONT.)


   LARGE CAPITALIZATION GROWTH AND INCOME FUND                                             SHARES       VALUE
---------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PROCESS INDUSTRIES 3.5%
   Archer Daniels Midland Co. ........................................................     159,000   $2,119,470
                                                                                                    -----------
   PRODUCER MANUFACTURING 12.0%
   Eaton Corp. .......................................................................       9,500      720,765
   General Electric Co. ..............................................................      50,000    1,355,000
   Honeywell International Inc. ......................................................      80,000    2,069,600
   Ingersoll Rand Co., A (Bermuda) ...................................................      35,000    1,617,000
   United Technologies Corp. .........................................................      25,000    1,561,750
                                                                                                    -----------
                                                                                                      7,324,115
                                                                                                    -----------
   RETAIL TRADE 2.3%
   GAP Inc. ..........................................................................      89,000    1,414,210
                                                                                                    -----------
   TECHNOLOGY SERVICES 6.6%
   International Business Machines Corp. .............................................      32,000    2,787,200
a  Microsoft Corp.....................................................................      21,000    1,214,220
                                                                                                    -----------
                                                                                                      4,001,420
                                                                                                    -----------
   TRANSPORTATION 2.6%
   United Parcel Service Inc., B......................................................      25,000    1,584,000
                                                                                                    -----------
   TOTAL COMMON STOCKS (COST $43,820,766).............................................               55,519,647
                                                                                                    -----------
   CONVERTIBLE PREFERRED STOCKS (COST $539,652) .9%
   Electronic Data Systems Corp., 7.625%, cvt. pfd....................................      25,000      545,000
                                                                                                    -----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
   (COST $44,360,418).................................................................               56,064,647
                                                                                                    -----------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                         ---------
   REPURCHASE AGREEMENT 8.0%
 b Dresdner Bank, 1.30%, 12/02/02 (Maturity Value $4,903,531) (COST $4,903,000).......  $4,903,000    4,903,000
                                                                                                    -----------
   Collateralized by US Treasury Bills, Notes and Bonds, and U.S.
   Government Agency Securities
   TOTAL INVESTMENTS (COST $49,263,418) 100.1%........................................               60,967,647
   OTHER ASSETS, LESS LIABILITIES (.1)%...............................................                 (63,727)
                                                                                                    -----------
   NET ASSETS 100.0%..................................................................              $60,903,920
                                                                                                    -----------


a Non-income producing
b See note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FTI FUNDS
FINANCIAL HIGHLIGHTS
SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                                                                              YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------------------
                                                               2002        2001        2000       1999        1998
                                                           ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $18.71      $21.00      $20.81     $13.26      $14.37
                                                           ---------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .......................          (.15)b      (.13)b      (.15)      (.16)       (.15)b
 Net realized and unrealized gains (losses) .........         (4.37)      (2.16)       2.25       7.71        (.61)
                                                           ---------------------------------------------------------
Total from investment operations ....................         (4.52)      (2.29)       2.10       7.55        (.76)
Less distributions from net realized gains ..........         (1.71)         --       (1.91)        --        (.35)
Net asset value, end of year ........................        $12.48      $18.71      $21.00     $20.81      $13.26
                                                           ---------------------------------------------------------

Total returna .......................................      (26.65)%    (10.90)%      10.22%     56.94%     (5.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................       $59,882     $97,660    $109,385    $72,752     $46,233
Ratios to average net assets:
 Expenses ...........................................         1.30%       1.30%       1.27%      1.44%       1.50%
 Expenses excluding waiver and payments
 by affiliate .......................................         1.34%       1.32%       1.29%      1.44%       1.51%
 Net investment income (loss) .......................       (1.01)%      (.67)%      (.68)%     (.95)%     (1.08)%
Portfolio turnover rate .............................       178.05%     111.67%      90.01%    130.23%     157.96%


a Total return is not annualized for periods less than one year.
b Based on average shares outstanding.

                       See notes to financial statements.

FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002

   SMALL CAPITALIZATION EQUITY FUND                                                          SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.6%
   COMMERCIAL SERVICES 1.9%
a  Charles River Associates Inc. ..........................................................  33,400  $   523,712
a  FTI Consulting Inc. ....................................................................  14,400      590,544
                                                                                                     -----------
                                                                                                       1,114,256
                                                                                                     -----------
   COMMUNICATIONS .8%
a  Commonwealth Telephone Enterprises Inc. ................................................  12,100      464,156
                                                                                                     -----------
   CONSUMER DURABLES 6.2%
a  Fossil Inc. ............................................................................  69,000    1,400,700
a  Marvel Enterprises Inc. ................................................................  74,600      671,400
a  Meritage Corp. .........................................................................  12,600      417,060
a  Take-Two Interactive Software Inc. .....................................................  40,000    1,197,200
                                                                                                     -----------
                                                                                                       3,686,360
                                                                                                     -----------
   CONSUMER NON-DURABLES .8%
a  NBTY Inc. ..............................................................................  26,100      476,586
                                                                                                     -----------
   CONSUMER SERVICES 7.3%
a  Corinthian Colleges Inc. ...............................................................  37,900    1,479,616
a  Emmis Communications Corp., A ..........................................................  11,300      258,996
   Intrawest Corp. (Canada) ...............................................................  22,100      276,029
a  P.F. Chang's China Bistro Inc. .........................................................  25,800      908,934
a  Shuffle Master Inc. ....................................................................  73,600    1,427,914
                                                                                                     -----------
                                                                                                       4,351,489
                                                                                                     -----------

   DISTRIBUTION SERVICES 2.7%
a  United Natural Foods Inc. ..............................................................  63,400    1,632,550
                                                                                                     -----------
   ELECTRONIC TECHNOLOGY 18.9%
a  Actel Corp. ............................................................................  37,600      723,048
a  ATMI Inc. ..............................................................................  62,900    1,507,713
a  Avid Technology Inc. ...................................................................  73,000    1,432,260
a  Integrated Circuit Systems Inc. ........................................................  17,900      416,712
   Inter-Tel Inc. .........................................................................  27,000      677,970
a  Kopin Corp. ............................................................................  90,400      477,312
a  Lexar Media Inc. ....................................................................... 135,300      993,102
a  Oak Technology Inc. .................................................................... 115,500      376,530
a  Photon Dynamics Inc. ...................................................................  15,800      556,950
a  Pinnacle Systems Inc. .................................................................. 113,900    1,609,407
a  RF Micro Devices Inc. .................................................................. 118,400    1,443,296
a  SureBeam Corp., A ......................................................................  50,956      274,652
a  The Titan Corp. ........................................................................  70,200      831,168
                                                                                                     -----------
                                                                                                      11,320,120
                                                                                                     -----------



FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (CONT.)


   SMALL CAPITALIZATION EQUITY FUND                                                          SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 3.4%
a  Evergreen Resources Inc. ...............................................................  28,900   $1,236,920
a  Quicksilver Resources Inc. .............................................................  35,800      806,574
                                                                                                      ----------
                                                                                                       2,043,494
                                                                                                      ----------
   FINANCE 9.0%
   Aaron Rents Inc. .......................................................................  16,700      370,740
   City National Corp. ....................................................................  14,200      644,254
   Jefferies Group Inc. ...................................................................  15,200      676,400
a  Lendingtree Inc. .......................................................................  50,600      676,016
   Odyssey Re Holdings Corp. ..............................................................  36,000      637,920
   Renaissance Holdings Ltd. (Bermuda) ....................................................  23,900      973,925
   Texas Regional Bancshares Inc., A ......................................................  22,600      772,920
   UCBH Holdings Inc. .....................................................................  15,600      645,060
                                                                                                      ----------
                                                                                                       5,397,235
                                                                                                      ----------
   HEALTH SERVICES 6.2%
a  PAREXEL International Corp. ............................................................  29,600      368,816
a  Pediatrix Medical Group Inc. ...........................................................  45,900    1,864,458
a  Select Medical Corp. ...................................................................  20,100      289,641
a  Sunrise Assisted Living Inc. ...........................................................  27,100      759,613
a  United Surgical Partners International Inc. ............................................  25,000      426,250
                                                                                                      ----------
                                                                                                       3,708,778
                                                                                                      ----------
   HEALTH TECHNOLOGY 12.7%
a  Advanced Neuromodulation Systems Inc. ..................................................  17,400      526,176
a  Alteon Inc. ............................................................................ 159,100      318,200
a  Atrix Laboratories Inc. ................................................................  25,100      458,828
a  Celgene Corp. ..........................................................................  22,800      560,880
a  Cell Genesys Inc. ......................................................................  54,400      708,832
a  Charles River Laboratories International Inc. ..........................................  18,300      668,865
a  CV Therapeutics Inc. ...................................................................  26,900      624,349
a  ICU Medical Inc. .......................................................................  23,400      912,600
a  InterMune Inc. .........................................................................  19,500      595,335
a  ResMed Inc. ............................................................................  14,200      460,222
a  Scios Inc. .............................................................................  13,700      449,908
a  Telik Inc. .............................................................................  45,700      589,987
a  Xoma Ltd. .............................................................................. 126,800      706,276
                                                                                                      ----------
                                                                                                       7,580,458
                                                                                                      ----------


FTI FUNDS
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (CONT.)


   SMALL CAPITALIZATION EQUITY FUND                                                         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDUSTRIAL SERVICES 3.6%
a  Oceaneering International Inc. .........................................................  43,400   $1,041,600
a  Tetra Tech Inc. ........................................................................  40,500      856,575
a  Universal Compression Holdings Inc. ....................................................  16,100      289,800
                                                                                                     -----------
                                                                                                       2,187,975
                                                                                                     -----------
   NON-ENERGY MINERALS .2%
   Quanex Corp. ...........................................................................   4,800      146,880
                                                                                                     -----------
   REAL ESTATE 1.8%
   Ventas Inc. ............................................................................  86,900    1,086,250
                                                                                                     -----------
   RETAIL TRADE 6.1%
a  Chico's FAS Inc. .......................................................................  44,300      995,864
   Claire's Stores Inc. ...................................................................  18,700      485,452
a  Movie Gallery Inc. .....................................................................  35,100      602,316
a  PETCO Animal Supplies Inc. .............................................................  39,400      995,677
   Regis Corp. ............................................................................  22,800      593,028
                                                                                                     -----------
                                                                                                       3,672,337
                                                                                                     -----------
   TECHNOLOGY SERVICES 15.8%
a  Borland Software Corp. .................................................................  81,600    1,079,568
a  CACI International Inc. ................................................................  23,600      899,160
a  Citrix Systems Inc. .................................................................... 190,200    2,234,851
a  Cognizant Technology Solutions Corp. ...................................................   8,600      613,954
a  Documentum Inc. ........................................................................  41,900      780,178
a  PEC Solutions Inc. .....................................................................  14,600      541,514
a  Red Hat Inc. ...........................................................................  99,900      686,313
a  Tier Technologies Inc., B ..............................................................  32,100      488,562
a  Webex Communications Inc. ..............................................................  79,900    1,554,854
a  Websense Inc. ..........................................................................  21,300      569,775
                                                                                                     -----------
                                                                                                       9,448,729
                                                                                                     -----------
   UTILITIES 1.2%
   Philadelphia Suburban Corp. ............................................................  35,400      707,646
                                                                                                     -----------
   TOTAL COMMON STOCKS (COST $53,163,204) 98.6% ...........................................           59,025,299
                                                                                                     -----------
   OTHER ASSETS, LESS LIABILITIES 1.4% ....................................................              856,816
                                                                                                     -----------
   NET ASSETS 100.0% ......................................................................          $59,882,115
                                                                                                     -----------


a Non-income producing

                       See notes to financial statements.

FTI FUNDS
Financial Statements
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      EUROPEAN         LARGE
                                                                       SMALLER    CAPITALIZATION       SMALL
                                                                      COMPANIES     GROWTH AND    CAPITALIZATION
                                                                        FUND        INCOME FUND     EQUITY FUND
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................................   $ 13,321,830    $49,263,418    $ 53,163,204
                                                                    -------------------------------------------

  Value .........................................................     13,957,602     60,967,647      59,025,299
 Cash............................................................            620            193              --
 Foreign cash, at value (Cost $303,989)..........................        307,093             --              --
 Receivables:
  Investment securities sold.....................................        115,868             --       1,599,186
  Capital shares sold............................................        758,740             --          20,450
  Dividends and interest.........................................         22,010        114,835          11,086
                                                                    -------------------------------------------
      Total assets...............................................     15,161,933     61,082,675      60,656,021
                                                                    -------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased................................        139,984          8,760         141,715
  Capital shares redeemed........................................             --         90,000         181,373
  Affiliates.....................................................          9,116         52,883          66,467
  Funds advanced by custodian....................................             --             --         346,649
  Other liabilities..............................................         43,174         27,112          37,702
                                                                    -------------------------------------------
       Total liabilities.........................................        192,274        178,755         773,906
                                                                    -------------------------------------------
       Net assets, at value......................................   $ 14,969,659    $60,903,920    $ 59,882,115
                                                                    -------------------------------------------

Net assets consist of:
 Undistributed net investment income.............................   $     21,268    $   133,554    $         --
 Net unrealized appreciation.....................................        640,513     11,704,229       5,862,095
 Accumulated net realized loss...................................    (11,607,912)    (3,106,935)    (24,521,643)
 Capital shares..................................................     25,915,790     52,173,072      78,541,663
                                                                    -------------------------------------------
       Net assets, at value......................................   $ 14,969,659    $60,903,920    $ 59,882,115
                                                                    -------------------------------------------
 Shares outstanding..............................................      2,839,475     10,777,550       4,800,116
                                                                    -------------------------------------------
 Net asset value and maximum offering price per share............          $5.27          $5.65          $12.48
                                                                    -------------------------------------------



                       See notes to financial statements.

FTI FUNDS
Financial Statements (CONTINUED)
STATEMENTS OF OPERATIONS
NOVEMBER 30, 2002
-------------------------------------------------------------------------------

                                                                                 EUROPEAN         LARGE
                                                                                 SMALLER    CAPITALIZATION         SMALL
                                                                                COMPANIES     GROWTH AND      CAPITALIZATION
                                                                                  FUND        INCOME FUND       EQUITY FUND
                                                                              ----------------------------------------------
Investment Income: a
 Dividends .................................................................   $  159,893     $ 1,022,829     $     185,412
 Interest ..................................................................        5,420         132,015            47,674
                                                                              ----------------------------------------------
      Total investment income ..............................................      165,313       1,154,844           233,086
                                                                              ----------------------------------------------
Expenses:
 Management fees (Note 3) ..................................................      156,185         492,257           805,106
 Administrative fees (Note 3) ..............................................       31,229         131,542           161,428
 Transfer agent fees (Note 3) ..............................................        3,436           5,861             6,723
 Custodian fees ............................................................       13,800           4,000             2,449
 Reports to shareholders ...................................................       18,212           6,831             7,155
 Registration and filing fees ..............................................        4,316          13,928             9,488
 Professional fees .........................................................       18,578          49,059            62,594
 Trustees' fees and expenses ...............................................        4,549          15,561            22,264
 Other .....................................................................        2,116             343             1,005
                                                                              ----------------------------------------------
      Total expenses .......................................................      252,421         719,382         1,078,212
      Expenses waived/paid by affiliate (Note 3) ...........................      (65,006)        (43,338)          (31,565)
                                                                              ----------------------------------------------
       Net expenses ........................................................      187,415         676,044         1,046,647
                                                                              ----------------------------------------------
         Net investment income (loss).......................................      (22,102)        478,800          (813,561)
                                                                              ----------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .............................................................   (6,711,974)     (3,106,936)      (24,521,643)
   Foreign currency transactions ...........................................       43,370              --                --
                                                                              ----------------------------------------------
       Net realized loss ...................................................   (6,668,604)     (3,106,936)      (24,521,643)
                                                                              ----------------------------------------------
  Net unrealized appreciation (depreciation) on:
   Investments .............................................................    1,607,137     (10,195,202)         (562,393)
   Translation of assets and liabilities denominated in
    foreign currencies .....................................................        4,741              --              --
                                                                              ----------------------------------------------
       Net unrealized appreciation (depreciation) ..........................    1,611,878     (10,195,202)         (562,393)
                                                                              ----------------------------------------------
  Net increase from payment by affiliates and net losses realized on
   the disposal of investments in violation of restrictions (Note 3)                   --              --                --
                                                                              ----------------------------------------------
Net realized and unrealized loss ...........................................   (5,056,726)    (13,302,138)      (25,084,036)
                                                                              ----------------------------------------------
Net decrease in net assets resulting from operations .......................  $(5,078,828)   $(12,823,338)    $ (25,897,597)
                                                                              ----------------------------------------------


a Net of foreign taxes and fees of $20,903 and $8,176 for the European Smaller
  Companies Fund and the Large Capitalization Growth and Income Fund, respectively.
                       See notes to financial statements.

FTI FUNDS
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                                                  EUROPEAN SMALLER
                                                                                                   COMPANIES FUND
                                                                                          --------------------------------
                                                                                              2002               2001a
                                                                                          --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss .................................................................   $   (22,102)       $   (39,167)
  Net realized loss from investments and foreign currency transactions ................    (6,668,604)        (4,901,000)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in a foreign currency...................................     1,611,878           (971,365)
                                                                                          --------------------------------

  Net decrease in net assets resulting from operations ................................    (5,078,828)        (5,911,532)
 Capital share transactions: (Note 2)..................................................     5,553,659         20,406,360
                                                                                          --------------------------------

  Net increase in net assets ..........................................................       474,831         14,494,828
 Net assets:
  Beginning of year ...................................................................    14,494,828                 --
                                                                                          --------------------------------

  End of year .........................................................................   $14,969,659        $14,494,828
                                                                                          --------------------------------

Undistributed net investment income included in net assets:
  End of year .........................................................................   $    21,268        $        --
                                                                                          --------------------------------



a For the period January 2, 2001 (effective date) to November 30, 2001.

                       See notes to financial statements.

FTI FUNDS
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED NOVEMBER 30, 2002 AND 2001
-------------------------------------------------------------------------------

                                                                     LARGE CAPITALIZATION                  SMALL CAPITALIZATION
                                                                    GROWTH AND INCOME FUND                     EQUITY FUND
                                                                -------------------------------------------------------------------
                                                                    2002              2001               2002              2001
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...............................  $   478,800       $   479,090        $    (813,561)   $   (674,461)
  Net realized gain (loss) from investments ..................   (3,106,936)        3,669,338          (24,521,643)      9,443,635
  Net unrealized depreciation on
   investments ...............................................  (10,195,202)      (12,256,112)            (562,393)    (20,142,468)
                                                                -------------------------------------------------------------------

  Net decrease in net assets resulting
   from operations ...........................................  (12,823,338)       (8,107,684)         (25,897,597)    (11,373,294)
 Distributions to shareholders from:
  Net investment income ......................................     (505,369)         (410,214)                  --              --
  Net realized gains .........................................   (3,665,800)      (14,555,352)          (8,816,673)             --
                                                                -------------------------------------------------------------------

 Total distributions to shareholders .........................   (4,171,169)      (14,965,566)          (8,816,673)             --
 Capital share transactions: (Note 2) ........................    3,264,124        10,655,109           (3,063,862)       (351,859)
                                                                -------------------------------------------------------------------

       Net decrease in net assets ............................  (13,730,383)      (12,418,141)         (37,778,132)    (11,725,153)
 Net assets:
  Beginning of year ..........................................   74,634,303        87,052,444           97,660,247     109,385,400
                                                                -------------------------------------------------------------------

  End of year ................................................  $60,903,920       $74,634,303        $  59,882,115    $ 97,660,247
                                                                -------------------------------------------------------------------

Undistributed net investment income included in net assets:
  End of year ................................................  $   133,554       $   160,988        $          --    $         --
                                                                -------------------------------------------------------------------



                       See notes to financial statements.

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of three series (the Funds). The Funds and their investment objective are:

GROWTH                               GROWTH AND INCOME
--------------------------------------------------------------------------------
European Smaller Companies Fund      Large Capitalization Growth and Income Fund
Small Capitalization Equity Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2002, all repurchase agreements held by the Fund had been entered into on November 29, 2002.

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. FOREIGN CURRENCY CONTRACTS

When the European Smaller Companies Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST


At November 30, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                            EUROPEAN SMALLER COMPANIES FUND
                                                            -------------------------------
                                                              SHARES             AMOUNT
                                                            -------------------------------
Year ended November 30, 2002
 Shares sold .............................................   1,596,356        $10,745,802
 Shares redeemed .........................................    (861,356)        (5,192,143)
                                                            -------------------------------
 Net increase ............................................     735,000        $ 5,553,659
                                                            -------------------------------

Period ended November 30, 2001 a
 Shares sold .............................................   2,408,972        $22,717,533
 Shares redeemed .........................................    (304,497)        (2,311,173)
                                                            -------------------------------
 Net increase ............................................   2,104,475        $20,406,360
                                                            -------------------------------


                                                                LARGE CAPITALIZATION
                                                                GROWTH AND INCOME FUND
                                                            -------------------------------
                                                              SHARES             AMOUNT
                                                            -------------------------------
Year ended November 30, 2002
 Shares sold .............................................   1,194,377        $ 7,435,837
 Shares issued in reinvestment of distributions ..........     525,396          3,577,486
 Shares redeemed .........................................  (1,293,577)        (7,749,199)
                                                            -------------------------------
 Net increase ............................................     426,196        $ 3,264,124
                                                            -------------------------------

Year ended November 30, 2001
 Shares sold .............................................     440,266        $ 3,355,903
 Shares issued in reinvestment of distributions ..........   1,825,051         14,289,554
 Shares redeemed .........................................    (957,102)        (6,990,348)
                                                            -------------------------------
 Net increase ............................................   1,308,215        $10,655,109
                                                            -------------------------------

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                SMALL CAPITALIZATION EQUITY FUND
                                                                                ---------------------------------
                                                                                   SHARES             AMOUNT
                                                                                ---------------------------------
Year ended November 30, 2002
 Shares sold .................................................................      883,691        $ 14,398,859
 Shares issued in reinvestment of distributions ..............................      444,109           7,536,533
 Shares redeemed .............................................................   (1,746,205)        (24,999,254)
                                                                                ---------------------------------
 Net decrease ................................................................     (418,405)       $ (3,063,862)
                                                                                ---------------------------------

Year ended November 30, 2001
 Shares sold .................................................................    1,835,795        $ 35,593,900
 Shares redeemed .............................................................   (1,825,443)        (35,945,759)
                                                                                ---------------------------------
 Net increase (decrease) .....................................................       10,352        $   (351,859)
                                                                                ---------------------------------

a For the period January 2, 2001 (effective date) to November 30, 2001.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Effective January 2, 2002, certain officers and trustees of the Trust are also officers and/or directors of the following entities:


ENTITY                                                                           AFFILIATION
---------------------------------------------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Advisers)                                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors) a                           Principal underwriter
Franklin Templeton Services, LLC  (FT Services)                                  Administrative manager
Franklin/Templeton Investor Services, LLC  (Investor Services)                   Transfer agent

Prior to January 2, 2002, certain officers of the Trust were also officers and/or directors of the following entities:

ENTITY                                                                           AFFILIATION
---------------------------------------------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Advisers)                                         Investment manager
Federated Administrative Services (FAS)                                          Administrative
Edgewood Services, Inc.                                                          Principal underwriter
Federated Services Company (FServ)                                               Transfer agent and portfolio accounting provider
Fiduciary Trust Company International                                            Custodian

a Effective August 21, 2002, Templeton/Franklin Investment Services, Inc. is the principal underwriter.

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

                                                                     ANNUALIZED
                                                                         FEE
FUND                                                                    RATE
-------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Large Capitalization Growth and Income Fund                              .75%
Small Capitalization Equity Fund                                        1.00%

The Funds pay an administrative fee to FT Services of .20% per year of the average daily net assets of each fund. Prior to January 2, 2002, the Funds paid their allocated share of administrative fees to FAS, with fees ranging from .15% to .075% based on the Funds' average daily net assets, subject to a minimum fee of $75,000 per Fund.

For the year ended November 30, 2002, administrative and/or management fees were waived in advance by FAS for the period of December 1, 2001 to January 1, 2002, and by Advisers and/or FT Services beginning January 2, 2002, as noted in the Statement of Operations.

The Funds can reimburse up to .25% per year of average daily net assets for costs incurred in marketing the Funds' shares. For the year ended November 30, 2002, the Funds did not incur a distribution services fee.

The Funds paid transfer agent fees of $16,020, of which $3,690 was paid to Investor Services.

Prior to January 2, 2002, FServ maintained the Funds' accounting records for which it received a fee. The fee was based on the level of each fund's average daily net assets for the period, plus out-of-pocket expenses.

Prior to January 2, 2002, Fiduciary Trust Company International was the Funds' custodian for which it received a fee. The fee was based on the level of each fund's average daily net assets for the period, plus out-of-pocket expenses.

The Large Capitalization Growth and Income Fund must invest at least 80% of its net assets in investments of large capitalization companies. For the fiscal year ended November 30, 2002, the Fund realized a $92,106 loss on the disposal of investments in violation of the above restriction. The Fund's advisor reimbursed the Fund for these losses.

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES


At November 30, 2002, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                      LARGE
                                                                 EUROPEAN        CAPITALIZATION         SMALL
                                                                  SMALLER          GROWTH AND      CAPITALIZATION
                                                              COMPANIES FUND       INCOME FUND       EQUITY FUND
                                                              ---------------------------------------------------
Capital loss carryovers expiring in:
   2009 ....................................................     $ 4,886,626       $       --       $        --
   2010 ....................................................       6,556,559        3,099,125        23,445,558
                                                              ---------------------------------------------------
 ...........................................................     $11,443,185       $3,099,125       $23,445,558
                                                              ---------------------------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At November 30, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                                      LARGE
                                                                 EUROPEAN        CAPITALIZATION         SMALL
                                                                  SMALLER          GROWTH AND      CAPITALIZATION
                                                              COMPANIES FUND       INCOME FUND       EQUITY FUND
                                                              ---------------------------------------------------
Cost of investments ........................................     $13,486,557      $49,271,229       $54,239,289
                                                              ---------------------------------------------------
Unrealized appreciation ....................................       1,406,347       14,312,869         6,972,832
Unrealized depreciation ....................................        (935,302)      (2,616,451)       (2,186,822)
                                                              ---------------------------------------------------
Net unrealized appreciation ................................     $   471,045      $11,696,418       $ 4,786,010
                                                              ---------------------------------------------------
Undistributed ordinary income ..............................     $    21,268      $   133,554                --
Undistributed long term capital gains ......................              --               --                --
                                                              ---------------------------------------------------
Distributable earnings .....................................     $    21,268      $   133,554                --
                                                              ---------------------------------------------------

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)


The tax character of distributions paid during the years ended November 30, 2002 and November 30, 2001, was as follows:

                                             LARGE CAPITALIZATION GROWTH              SMALL CAPITALIZATION
                                                   AND INCOME FUND                         EQUITY FUND
                                             --------------------------------------------------------------------
                                               2002               2001               2002              2001
                                             --------------------------------------------------------------------
Distributions paid from:
  Ordinary income .........................  $   505,369       $   410,214        $         --      $         --
  Long-term capital gain ..................    3,665,800        14,555,352           8,816,673                --
                                             --------------------------------------------------------------------

                                             $ 4,171,169       $14,965,566        $  8,816,673      $         --
                                             --------------------------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2002 were as follows:

                                                   LARGE
                                 EUROPEAN      CAPITALIZATION         SMALL
                                  SMALLER        GROWTH AND      CAPITALIZATION
                              COMPANIES FUND     INCOME FUND      EQUITY FUND
                              -------------------------------------------------
Purchases ...............      $ 24,577,634      $47,113,921      $133,651,904
Sales ...................      $ 19,308,472      $36,469,012      $138,209,492

FTI FUNDS


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE TRUSTEES AND SHAREHOLDERS OF
FTI FUNDS

We have audited the accompanying statements of assets and liabilities including the statements of investments, of FTI Funds comprising, respectively, the European Smaller Companies Fund, Large Capitalization Growth and Income Fund, and Small Capitalization Equity Fund, (collectively, the "Trust"), as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of European Smaller Companies Fund, Large Capitalization Growth and Income Fund and Small Capitalization Equity Fund, series of FTI Funds, at November 30, 2002, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/S/ ERNST & YOUNG LLP
Boston, Massachusetts
January 3, 2003

FTI FUNDS


TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code, the Large Capitalization Growth and Income Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended November 30, 2002.

At November 30, 2002, more than 50% of the European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the European Smaller Companies Fund, to the shareholders of record on December 12, 2002.

                             FOREIGN TAX              FOREIGN SOURCE
        COUNTRY            PAID PER SHARE            INCOME PER SHARE
       ---------------------------------------------------------------

        Denmark .............. $0.0013                     $0.0015
        Finland ..............  0.0006                      0.0007
        France ...............  0.0010                      0.0011
        Germany ..............  0.0008                      0.0011
        Ireland ..............  0.0000                      0.0007
        Italy ................  0.0009                      0.0011
        Netherlands ..........  0.0007                      0.0009
        Norway ...............  0.0002                      0.0014
        Spain ................  0.0006                      0.0008
        Sweden ...............  0.0002                      0.0002
        United Kingdom .......  0.0011                      0.0021
                               ---------------------------------------
        TOTAL ................ $0.0074                     $0.0116
                               ---------------------------------------

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on treatment of these amounts on their individual tax returns.

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION       TIME SERVED    BY BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (72)         Trustee and    Trustee Since        14          Director, Fiduciary Emerging Markets
One Franklin Parkway             Chairman of    1995 and                         Bond Fund PLC and Fiduciary
San Mateo, CA 94403-1906         the Board      Chairman of                      International Ireland Limited.
                                                the Board
                                                since 2001

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
---------------------------------------------------------------------------------------------------------------------
KEVIN J. O' DONNELL (54)         Trustee        Since 1999           3           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director/Shareholder, Herold & Haines PA (a law firm); and formerly, Partner, Pitney Hardin Kipp & Szuch LLP (a law firm)(until 2000).
---------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (56)              Trustee        Since 2001           9           Director, El Oro Mining and
One Franklin Parkway                                                             Exploration Company, p.l.c. and The
San Mateo, CA 94403-1906                                                         Exploration Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                  LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION        TIME SERVED   BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
**JAMES C. GOODFELLOW (57)        Trustee         Since 1995          3            None
600 5th Avenue, 5th Floor
New York, NY 10020

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Fiduciary International, Inc.; Vice Chairman and Director, Fiduciary Trust Company International; and
officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)          Vice President  Since 2001    Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)            Senior Vice     Since October Not Applicable    None
500 East Broward Blvd.           President and   2002
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)               Vice President  Since 2001    Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (47)              Vice President  Since 2001    Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer of 44 of the investment companies in Franklin Templeton
Investments; and formerly, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)            Vice President  Since 2001    Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to
the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995);
Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED   BY BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (41)           President and  President     Not Applicable    None
One Franklin Parkway              Chief          since
San Mateo, CA 94403-1906          Executive      2001 and Chief
                                  Officer -      Executive
                                  Investment     since
                                  Management     October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin
Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President, Franklin Advisers, Inc.; Director, Fiduciary Trust
Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)            Vice President Since May     Not Applicable    Director, FTI Banque, Arch Chemicals,
600 5th Avenue                    - AML          2002                            Inc. and Lingnan Foundation.
Rockefeller Center                Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in
Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)         Treasurer and   Treasurer     Not Applicable    None
One Franklin Parkway              Chief Financial since
San Mateo, CA 94403-1906          Officer         2001
                                                  and Chief
                                                  Financial
                                                  Officer since
                                                  October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)            Vice President Since 2001    Not Applicable    None
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** James C. Goodfellow is considered an interested person of the Trust under the federal securities laws due to his position as President of Fiduciary International, Inc., which is the Trust's adviser.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank.

                       This Page Intentionally Left Blank.

Not part of the Annual Report

                                            [LOGO OMITTED]
                                            -------------
                                                FTI
                                            -------------
                                               FUNDS
                                            -------------


                                              FTI FUNDS
                                            -------------



                                FTI European Smaller Companies Fund
                                            Cusip 302927884

                           FTI Large Capitalization Growth and Income Fund
                                            Cusip 302927801

                                FTI Small Capitalization Equity Fund
                                            Cusip 302927108



This report must be preceded or accompanied by the current FTI Funds prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ADVISOR
Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
Franklin Templeton Distributors, Inc.                   -------------
1-800/DIAL BEN(R)                                         Fiduciary
franklintempleton.com                                   -------------
                                                            Trust
FTIF A2002 01/03                                        -------------
                                                        International
[GRAPHIC OMITTED] Printed on recycled paper             -------------
                                                        -------------




[GRAPHICS OMITTED]